UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2005

WOLVERINE TUBE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12164	63-0970812
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

200 Clinton Avenue West, Suite 1000
Huntsville, Alabama		35801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (256) 353-1310

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1 FORM OF RESTRICTED STOCK AGREEMENT
EX-10.2 NON-EMPLOYEE DIRECTOR COMPENSATION

Item 1.01 Entry into a Material Definitive Agreement.

     On May 19, 2005, the Board of Directors of Wolverine Tube, Inc. (the “Company”) agreed to a $1,500 reduction in their annual cash retainer, which is paid semi-annually, for the second half of calendar 2005. In addition, the Board of Directors and the Administration Committee of the Board of Directors granted to each non-employee director of the Company a non-qualified option to purchase 5,000 shares of the Company’s common stock. This grant includes their annual automatic 1,000 option grant on the anniversary of such director’s election to the Board and a discretionary 4,000 option grant. The stock options have a ten-year term, an exercise price of $7.06 and vest immediately, and are otherwise subject to the terms and conditions of the Company’s 2001 Stock Option Plan for Outside Directors (a copy of which is filed as Appendix B to the Company’s Proxy Statement dated April 12, 2001 and incorporated herein by reference) and the Non-Qualified Option Agreement thereunder (a form of which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ended October 3, 2004 and incorporated herein by reference).

     Also on May 19, 2005, the Board of Directors of the Company and the Compensation Committee of the Board of Directors approved awards of restricted stock to certain employees, including a grant of 2,500 shares of restricted stock to Thomas B. Sabol, the Company’s Senior Vice President, Chief Financial Officer and Secretary. These restricted stock awards vest over a three-year period and are otherwise subject to the terms and conditions of the Company’s 2003 Equity Incentive Plan and First Amendment thereto (copies of which are filed as Exhibits 10.1 and 10.2 to the Company’s Quarterly Report on Form 10-Q for the period ended June 29, 2003 and incorporated herein by reference) and the form of Restricted Stock Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – Not Applicable

(b) Pro forma financial information – Not Applicable

(c) Exhibits

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement under the Wolverine Tube, Inc. 2003 Equity Incentive Plan, as amended.

10.2	Non-Employee Director Compensation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: May 25, 2005

WOLVERINE TUBE, INC.

By:	/s/	Thomas B. Sabol

Thomas B. Sabol
Senior Vice President, Chief
Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement under the Wolverine Tube, Inc. 2003 Equity Incentive Plan, as amended.

10.2	Non-Employee Director Compensation.